Exhibit 10.5

Amendment to Warrants

This is Amendment to Warrants (this “Amendment”), dated as of June 2, 2015 (the “Effective Date”), is by and between American Power Group Corporation, a Delaware corporation (the “Company”), and the party identified on the signature page to this Amendment (the “Purchaser”).

WHEREAS, the Purchaser is a party to that certain Convertible Note Purchase Agreement dated as of the Effective Date (the “Note Purchase Agreement”), pursuant to which the Purchaser has purchased or will purchase the Company’s Subordinated Contingent Convertible Promissory Note (the “Note”);

WHEREAS, it is a condition to the Purchaser’s obligation to purchase the Note that the Company execute and deliver this Amendment;

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties hereto agree as follows:

1.	Definitions.

“Affiliate” has the meaning assigned to such term in the Note Purchase Agreement.

“Family” means, with respect to the Purchaser, any of the Purchaser’s spouse, domestic partner, parents or descendants (whether by blood or by adoption).

“Related Trust” means to a trust a majority of the beneficial interests in which are owned by any one or more of the Purchaser and members of the Purchaser’s Family.

“Subject Warrants” means each Warrant, whether owned as of the Effective Date or acquired thereafter, by the Purchaser, any Affiliate of the Purchaser, any member of the Purchaser’s Family, or any Related Trust; provided, that any Warrant that is or becomes a Subject Warrant shall continue to be a Subject Warrant in the hands of any subsequent transferee or assignee thereof.

“Warrants” means each of the Common Stock purchase warrants issued by the Company pursuant to those certain Securities Purchase Agreements dated as of April 30, 2012 and November 26, 2014, together with any warrants issued upon the transfer or assignment thereof.

2.	Amendment.

(a)The “Termination Date” of each Subject Warrant is hereby extended until the last day of the period that is determined by subtracting the number of whole months between the Effective Date and the Termination Date (as defined in each Subject Warrant without giving effect to this Amendment) from 60.

(b)For illustrative purposes only, if the Termination Date of a Subject Warrant immediately prior to the Effective Date was October 30, 2017, then:

(i)	The number of whole months between the Effective Date and such Termination Date is 29;

(ii)	The extension period is 31 whole months after the Effective Date; and

(iii)	the new Termination Date of such Subject Warrant shall be May 30, 2020.

3.No Other Amendments. All other provisions of the Warrants which are not inconsistent with this Amendment shall remain in full force and effect in accordance with their respective terms.

4.Third Party Beneficiaries. Each of the Purchaser’s Affiliates, each member of the Purchaser’s Family, each Related Trust, and each subsequent transferee or assignee of a Subject Warrant by any of the foregoing shall be a third-party beneficiary of this Amendment, and shall be entitled to enforce the provisions of this Amendment with respect to any Subject Warrant now owned or hereafter acquired.

5.Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Warrants.

6.Execution. This Amendment may be executed in counterparts, which together shall constitute one agreement binding on both parties hereto notwithstanding that the parties have not signed the same counterpart.

********************
(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

AMERICAN POWER GROUP CORPORATION

By:    /s/ Charles E. Coppa
Name: Charles E. Coppa
Title: Chief Financial Officer

PURCHASER:

Name of Purchaser: ___________________________

Signature of Purchaser: ___________________________

Name of Authorized Signatory: _____________________

Title of Authorized Signatory: ______________________

3